Exhibit 10.34
NINTH AMENDMENT TO DISTRIBUTION AGREEMENT

This Ninth Amendment to the Distribution Agreement ("Ninth Amendment") is between Vericel
Corporation (“Vericel”) and Orsini Pharmaceutical Services, Inc. (“Orsini”). This Ninth Amendment is effective as of May 15, 2024 (“Effective Date”).

Whereas, Vericel and Orsini are parties to a Distribution Agreement dated May 15, 2017 (as amended, the “Agreement”), under which Vericel appointed Orsini as a specialty pharmacy distributor for MACI®;

Whereas, the Parties desire to amend the Agreement and extend its term to June 30, 2024;

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.Section 7.1 Term. The first two sentences of Section 7.1 shall be deleted and replaced with the following:
The Term of this Agreement shall continue until June 30, 2024 (“Term”). The Parties may renew the Agreement for additional two year terms, upon mutual agreement. The remaining provisions of Section 7.1 shall remain.

2.No Other Changes. To the extent terms in this Ninth Amendment conflict with the Agreement and/or any of the amendments to the Agreement, the terms of this Ninth Amendment shall prevail. Except as provided in this Ninth Amendment, the terms and conditions of the Agreement will continue in full force and effect.

3.Counterparts/Signatures. This Ninth Amendment may be executed in multiple counterparts, each of which constitutes an original, and all of which, collectively, constitute only one agreement. The signatures of the parties need not appear on the same counterpart, and delivery of an executed counterpart signature page by facsimile or other form of electronic transmission shall be as effective as executing and delivering this Ninth Amendment in the presence of the other parties to this Ninth Amendment.

IN WITNESS WHEREOF, the parties executed this Ninth Amendment as of its Effective Date.

Vericel Corporation		Orsini Pharmaceutical Services, Inc.
By:	/s/ Joe Mara	By:	/s/ Brandon Tom
Name:	Joe Mara	Name:	Brandon Tom
Title:	Chief Financial Officer	Title:	President, CEO
Date:	15-May-2024	Date:	09-May-2024